A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Winter 2013

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of nearly 50 years of success in generating competitive risk-adjusted returns for pension funds while also providing the vital collateral benefits of jobs and affordable housing for working people and their communities.

The HIT is a $4.6 billion investment grade fixed-income mutual fund1 that specializes in the highest credit quality multifamily mortgage-backed securities.  This focus provides pension plans with an investment that is low risk, a source of attractive current income, and also liquid. Approximately 92% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.

The HIT is well-suited to meeting a major investment need of pension plans with union member beneficiaries because:

(1) The HIT is a fixed-income option with a strong record of performance versus its benchmark, providing similar levels of interest rate risk, higher income, and a superior credit profile;

(2) The HIT’s focus on high credit quality multifamily securities and its lack of corporate bonds can make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities; and

(3) The HIT directly sources multifamily and healthcare construction-related investments that generate competitive returns while also creating good union jobs and affordable housing at a time when communities can greatly benefit from development activity.

The HIT is a fixed-income investment that has the ability to provide reliable income and diversification in these uncertain times.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

Fixed-Income: An Investment Category Whose Time Is Now

High credit quality fixed-income investments offer pension plans the benefits of capital preservation, reliable cash flow, diversification from equities, and reduced volatility. They are especially well-suited to the current economic environment of continued high unemployment and lackluster growth because they can provide steady income without taking on undue market risk.

The Current Economic Environment Still Favors Fixed-Income

While the U.S. economy continued to grow during 2012, growth was slow and job creation remained weak.  Negative factors included global weakness and the Eurozone debt crisis, which impacted global financial markets and reduced demand for U.S. exports.  Growth was supported by the low interest rates and the third round of “quantitative easing” by the Federal Reserve, termed open-ended QE3, which includes purchases of additional agency mortgage-backed securities at a pace of $40 billion per month.  The Fed also continued Operation Twist that began in 2011 (selling shorter-term Treasuries to purchase longer-term Treasuries) and continued reinvesting principal payments from its holdings of agency debt and MBS.  The Fed remains committed to keeping the fed funds rate near zero as well as continuing its highly accommodative policy, as long as inflation remains contained, until there is “substantial” improvement in the labor market outlook. Uncertainty continues to impact consumer and business sentiment into 2013 as the fiscal cliff negotiations leading to a last minute deal did not address the debt ceiling or deficit reduction through a reduction in government spending.

Over the past decade, fixed-income investments have provided more consistent growth than equities.   For the 10-year period from December 2002 through December 2012, equity markets, as represented by the Standard and Poor’s 500 Index, generated more volatile returns than investment-grade fixed-income investments, as represented by the Barclays Capital Aggregate Bond Index (see chart above).

The risks to the high credit quality fixed-income sector should remain subdued, with U.S. interest rates expected to remain low for a significant period due to the weak economic recovery, accommodative monetary policy, and contained inflation.  Further, unlike funds investing in corporate debt securities, the HIT is a fixed-income investment that has the ability to provide both reliable income and diversification from equities in these uncertain times.

The HIT: A Good Fixed-Income Option

An investment of $10 million in the HIT in
December 2007 would have grown to $13.35
million by December 2012, whereas the same
investment in major stock indices and real
estate, as shown below, would be worth less
than the HIT investment.

The HIT advantage holds up over the long term and provides diversification from equities and corporate bonds.  The HIT has produced a significant positive return over the 5-year period ending in December 2012 when many pension funds had reduced their allocations in fixed  income, to their detriment.  An investment of $10 million in the HIT in December 2007 would have grown to $13.35 million by December 2012, whereas the same investment in major stock indices and real estate, as shown below, would be worth less than the HIT investment and in some cases, less than the original investment.

The HIT does not hold corporate bonds and can provide greater diversification from equities than fixed-income funds that include such bonds. The HIT’s returns are highly correlated with its benchmark, the Barclays Aggregate, but only moderately correlated with equity and real estate indices, as shown in the table below.  (See page 7 for more information on the HIT’s performance.)

$10 Million Invested for 5 Years
 (Period ending December 31, 2012)
	Value after 5 Years	Percent Change	Correlation2
HIT	$13,354,899	34%	-
Barclays Capital Aggregate	$13,349,207	33%	0.89
Dow Investment Grade Corporate Index	$11,932,570	19%	0.72
U.S. Bloomberg REIT Index	$10,638,308	6%	0.08
U.S. Dow Jones	$9,878,868	-1%	0.12
U.S. S&P	$9,712,809	-3%	0.12
United Kingdom FTSE 100	$9,134,105	-9%	0.24
U.S. NYSE	$8,668,617	-13%	0.15
Japan Nikkei 225	$6,790,782	-32%	0.22
Source: Haver Analytics, Bloomberg and the HIT

In addition to producing competitive returns with less credit risk and greater diversification than the Barclays Aggregate, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  The HIT’s proven track record demonstrates that participating in its socially responsible and economically targeted investments does not diminish returns for investors, but can enhance them.  Unlike most bond funds, the HIT helps to create assets by financing job-generating construction of multifamily developments and healthcare facilities to meet communities’ needs.3 The HIT has successfully funded development projects that meet priorities established by specific states or cities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage-earners.

2 Correlation to the HIT of monthly year-over-year changes in indices.
3 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

In 2009, the HIT responded to the nation’s urgent need for job creation with its own stimulus effort, the Construction Jobs Initiative. After surpassing its initial goal of creating 10,000 union construction jobs in less than two years, the HIT passed its revised goal of 15,000 jobs during the fourth quarter of 2012 and is now working to reach a new goal of 20,000 jobs by the end of 2013.  Through December 31, 2012, the HIT has committed $1.26 billion to job-generating investments under this initiative – investments that are attractive additions to the portfolio and are expected to generate additional income for HIT participants as projects are funded during the construction period. Together with projects receiving support (as described below) from the HIT’s wholly owned subsidiary, Building America CDE, the Construction Jobs Initiative to date has generated over 15,000 union construction jobs by financing 56 projects in 29 cities, representing over $2.9 billion of development activity.   The HIT and Building America have strong pipelines and will continue to finance job-generating projects in the months ahead.

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

Building America’s role in the Construction Jobs Initiative illustrates how this subsidiary has increased job-generating projects in low-income communities.  Building America utilizes New Markets Tax Credits (NMTCs) to attract investors and enhance the financial viability of mixed-use developments and healthcare facilities in underserved neighborhoods.  Building America was allocated $35 million in NMTCs in February 2011 and an additional $50 million in February 2012.  It has provided $68.1 million in NMTCs for nine projects to date, including one that the HIT also helped finance, and has a large pipeline of additional projects under review.

HIT and Building America Projects
(Historical Totals, Inception through December 31, 2012)
HIT Financing Commitments	$6,604 million
Building America Investment of NMTCs	$68.1 million
Total Development Value*	$10,367 million
Union Construction Jobs*	73,500
Units of Housing/Beds*	105,965
Affordable Units*	65,882
*Includes HIT and Building America Transactions

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). The HIT specializes in government and agency issued, guaranteed, or insured multifamily4 mortgage-backed securities (MBS) that have call/prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests.  It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The result has been a consistent income advantage that contributes positively to the HIT’s performance.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers, including financing insured by the Federal Housing Administration (FHA), Fannie Mae, Freddie Mac, and state housing finance agencies, allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT stands out among fixed-
income investments because it has
the internal capability to source
multifamily mortgage investments
directly, and to provide technical
expertise to assist in completing
complex transactions.

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, issuers, and mortgage bankers, and to provide technical expertise to assist them in completing complex transactions.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate.

The HIT’s Multifamily Investment Division, comprised of 11 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects.  These professionals use their extensive relationships with developers, mortgage bankers, state housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.  The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

4 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities, including hospitals, nursing facilities, and rehabilitation centers.

Multifamily Ginnie Mae construction/ permanent securities continue to offer relatively attractive yield spreads to Treasuries and to permanent Ginnie Mae securities.

Multifamily Ginnie Mae construction/permanent securities continue to offer relatively attractive yield spreads to Treasuries and to permanent Ginnie Mae securities, as shown in the graph below.  By investing in these securities, the HIT is not only generating income for participants, but also generating much-needed union construction jobs.  The HIT’s expertise in FHA programs, in particular, can be valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced only one default resulting in the loss of principal and interest (on an FHA loan), totaling $82,897, for a loss rate of 0.002% of average net assets.

Portfolio Performance

For the 20th consecutive calendar year, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Aggregate on a gross basis in 2012. The HIT’s gross return of 4.71% exceeded the benchmark by 49 basis points.  The HIT also outperformed the Barclays Aggregate on a net basis for the 13th year during that period.

The HIT’s performance for 2012 was enhanced by its ongoing income advantage versus the benchmark and by significant spread tightening in government/agency multifamily MBS.  With its concentration in these multifamily securities, the HIT benefited as these investments had better price performance than Treasuries with comparable average lives and generated additional income relative to Treasuries while reflecting similar credit quality.

As investors continued to be attracted by the safety and liquidity of the Treasury market amidst concerns about the U.S. economy, the European sovereign debt crisis, and a global slowdown that included China, Treasury yields remained at historically low levels.  While intermediate Treasury rates were marginally lower at the end of 2012 than at the end of 2011 after peaking in the first quarter, spreads to Treasuries for other fixed-income products contracted dramatically over the year.   Five-year and 10-year Treasury yields fell by 11 basis points and 12 basis points, respectively, while 2-year and 30-year Treasuries rose by 1 and 6 basis points, respectively.  Lower quality investments outperformed higher quality investments, with excess returns to Treasuries of 59, 344, 754, and 875 basis points for AAA, AA, A, and BBB-rated debt, respectively.   Excess returns for the corporate sector of the Barclays Aggregate for the year were very high at 734 basis points.  This corporate outperformance negatively impacted the HIT relative to the index because corporate bonds comprised 21.5% of the benchmark at December 31, but they are not permissible investments for the HIT.

The HIT outperformed the Barclays Aggregate for the 1-,  3-, 5-, and 10-year periods ending December 31 by 49, 36, 46, and 42 basis points, respectively, on a gross basis, having gross returns of 4.71%, 6.55%, 6.41%, and 5.60%.  On a net basis, the HIT also outperformed the benchmark for the 1- and 5-year periods.

This is a good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value and diversification opportunities can be found in high credit quality fixed-income investments that offer attractive yield spreads to Treasuries.  The large multifamily pipeline under review should allow the HIT to benefit from acquiring additional construction-related securities over the next year.

Portfolio Construction and Composition

This is a good time for pension plans to
consider investing in the HIT.  With
continuing volatility in many asset
classes, value and diversification
opportunities can be found in high
credit quality fixed-income investments.

The HIT’s stated investment guideline is to target the effective duration of its portfolio within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The effective duration of the HIT’s portfolio is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap.  They also monitor the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities.  The percentage of single family agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s government/agency multifamily MBS allocation typically ranges from 50% to 70% of the portfolio.  Restrictions on the portfolio’s holdings of various classes of securities can be found in the HIT’s prospectus.  The HIT does not use derivatives or leverage through borrowing.

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

The composition of the HIT’s portfolio as of December 31, 2012, demonstrates its high credit quality and specialization in multifamily MBS, as shown below (including commitments that have not yet been funded).

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT is well-positioned for investment success due to its superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2012
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	92.5%	73.1%	Effective Duration	4.33	4.84
A & Below	3.8%	21.8%	Convexity	-0.02	-0.07
Superior Yield			Similar Call Risk
Current Yield: 50 basis point advantage	3.772%	3.277%	Call Protected	73%	70%
Yield to Worst: 63 basis point advantage	2.238%	1.611%	Not Call Protected	27%	30%

Strong Correlation with the Barclays Aggregate

Because the HIT actively maintains its duration and convexity and agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s month-over-month returns and those of the Barclays Aggregate for the five years ending December 31, 2012, was 93% and has ranged from 93% to 99% in recent years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above. The correlation between the HIT’s month-over-month returns and those of the Citigroup BIG Mortgage Index for the five years ending December 31, 2012, was 82% and has ranged from 82% to 94% in recent years.

The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the preceding graph, which compares the HIT’s gross returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.

The HIT also has a contract with independent economic consultant Gary Shilling of A. Gary Shilling & Co., who makes periodic presentations to HIT staff and provides monthly economic reports and forecasts.

The Multifamily Investment Division works through the HIT’s offices in Washington, New York City, Boston, New Orleans, Los Angeles, and San Francisco to use extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT’s only expenses are its actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2012, 2011, and 2010, the HIT’s ratio of expenses to average net assets was 42, 44, and 44 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and agency single family MBS.  As of December, 2012, approximately 92% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to approximately 72% in the Barclays Aggregate. The HIT seeks to construct a portfolio that has a higher expected yield than its benchmark. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of December 31, 2012, 63.5% of assets were invested in this product.5  Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest 90% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Assistant Portfolio Managers Michael Cook, CFA and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Senior Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

5 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 25 of the 2011 Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in its 2011 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to insure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, validation, portfolio management, personal trading, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, errors and omissions insurance totaling $20,000,000, and a fiduciary ERISA bond for $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers to provide ancillary services (such as custodian, transfer agent, and investment accounting services) to enable it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of December 31, 2012, the HIT had a net asset value of approximately $4.58 billion and 368 institutional investors.

Clients by Type ($ in millions as of 12/31/2012)	$ Amount	Percentage	Number of Accounts
Public	1,198.88	26.2	10
Taft-Hartley	2,949.15	64.5	203
Other (Labor Organizations)	427.60	9.3	155
Total	4,575.63	100.0	368

The largest five accounts and length of HIT investment are shown below:

Type of Account	Length of Relationship (Since)	% of HIT Net Assets December 31, 2012
Taft-Hartley Fund	1983	>5%
Northeast Public Fund 1	2002	5%
Northeast Public Fund 2	2002	4.6%
Western Public Fund 1	1991	3.8%
Western Public Fund 2	1996	3.6%

Approximately 90% of the dividends received by participants are reinvested in the HIT. This demonstrates investor confidence. For 2012, those reinvested dividends provided $165 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman, seven labor trustees, and five management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for 40 years.  Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services, and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor's Degree from Brandeis University, a Master's degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the union pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance

Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has six offices as well as a Midwest regional marketing director.

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	48
Boston, MA	Investment Sourcing/Marketing/Investor Relations	1
New York, NY	Investment Sourcing/Investor Relations	3
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	2
Los Angeles, CA	Investment Sourcing/Marketing/Investor Relations	1
New Orleans, LA	Investment Sourcing	1

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies for key members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, Assistant Portfolio Manager, has approximately 11 years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's $700 billion mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.  Mr. Carter holds an MBA from Georgetown University.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	21	21	40
Ted Chandler	Chief Operating Officer	4	4	26
Erica Khatchadourian	Chief Financial Officer	20	10	24
Christopher Kaiser	Acting General Counsel and Chief Compliance Officer	6	<1	18
Chang Suh	Senior Executive Vice President – Chief Portfolio Manager	15	9	18
Michael Cook	Assistant Portfolio Manager	10	5	11
J. Guy Carter IV	Assistant Portfolio Manager	5	5	12
Harpreet Peleg	Controller	8	6	16
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	12	10	23
Eric Price	Executive Vice President	6	3	20
Lesyllee White	Senior Vice President and Managing Director of Marketing	13	8	18
Debbie Cohen	Chief Development Officer	5	4	30
Sondra Albert	Chief Economist	9	9	16
Thalia Lankin	Director of Operations	9	<1	12

Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The HIT’s investments help to close capital gaps in housing and community development projects.

The AFL-CIO Housing Investment Trust continues to invest in construction in a market environment where many other lenders are not active, providing needed jobs for union construction workers and a boost to local economies.  The HIT’s nearly 50 years of experience in housing finance; its well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable have enabled the HIT to support new construction and create union jobs despite slow  economic growth.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.  The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s subsidiary – Building America – is increasing the HIT’s capacity to invest in mixed-use projects in low-income communities by providing equity to fill capital gaps through the sale of New Markets Tax Credits.

The HIT exceeded its goal of creating 15,000 union construction jobs during the fourth quarter of 2012  under its Construction Jobs Initiative launched in 2009 and is now working towards a new goal of 20,000 union construction jobs by the end of 2013.  The economic impact of this construction activity, however, is far broader than the direct jobs at the projects.  It is estimated that over 11,000 additional jobs are being created as a secondary effect in industries that supply materials or services to the projects in the communities where the projects are located.  Thus, the projects are responsible for adding more than 26,000 total jobs to the struggling U.S. economy since 2009 – while generating competitive returns for the HIT’s participants.  The HIT and Building America intend to draw on their large pipelines of projects under review to create still more jobs.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT.  When possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.

HIT projects help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design.  Through its Green Jobs Initiative, the HIT has invested $917 million of its capital and Building America has provided $50.6 million of New Markets Tax Credits in a total of 41 LEED-certified projects and energy efficient rehabilitation and retrofit projects. These investments have leveraged $2.37 billion of total development and created over 12,500 union construction jobs.

Examples of HIT-Financed Projects

Several of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

Old Colony, Phase Two, Boston, MA

The HIT is investing $33.5 million to continue work in the second phase at Old Colony, one of Boston’s largest and most distressed public housing properties.  This $61.4 million project is the construction of 129 apartments for low-income households, part of a comprehensive redevelopment plan by the Boston Housing Authority and MassHousing in conjunction with the developer, Beacon Communities of Boston.  Previously, the HIT invested $26.7 million in Old Colony’s $56.8 million first phase of redevelopment, which included 116 housing units and the 10,000-square-foot Joseph M. Tierney Learning Center that opened in the spring of 2012.  The success of Old Colony’s innovative master plan and environmentally sustainable design has been hailed as a national model for reviving older urban communities.

The second phase will produce two low-rise apartment buildings and four clusters of townhomes. All of the housing will be affordable to households with incomes no higher than 60% of the area median income (AMI), with at least 13 units set aside for households earning 30% or less of AMI.  Situated on a 16-acre site in South Boston, the Old Colony complex has been a major affordable housing resource for community residents for 70 years. The project is replacing outdated and deteriorated buildings with new residential units in a variety of attractive housing styles that will integrate more smoothly into the surrounding neighborhood. The rehabilitation work is being carried out in accordance with LEED criteria for sustainable development and includes the replacement of aged infrastructure with energy-efficient systems to reduce operating costs.

The project is expected to generate approximately 290 union construction jobs.

Electchester Housing Companies, Queens, NY

The HIT committed to invest $49 million in loans to the Electchester Housing Companies, a 2,399-unit, 38-building housing complex in Flushing in the borough of Queens.  The funds will enable the union-developed cooperative to maintain its affordability for working families as well as make capital improvements to update the property’s physical condition.  The loans to the  five cooperatives are helping to restructure existing financing and to provide capital for needed improvements that will meet York City’s Green Building Code. The savings will help reduce operating costs for the cooperatives.

The Joint Industry Board of the Electrical Industry, a long-time participant in the HIT, developed Electchester more than 50 years ago as housing for members of Local 3 of the International Brotherhood of Electrical Workers (IBEW).  Today a majority of the 5,500 residents still have strong IBEW ties.  Electchester was built in the post-World War II era, when visionary IBEW leader Harry Van Arsdale, Jr., sought to create well-located, affordable housing for members of IBEW Local 3. He worked with the Joint Industry Board to purchase 103 acres of a former golf course in Queens that would later become the Electchester Housing Companies.  The development was built with 100% union labor, creating jobs to address the building trades’ high post-war unemployment rates.

All of the rehabilitation work funded by the HIT at the 38-building project will be performed by members of the building and construction trades unions. It is expected to create approximately 175 union construction jobs.

St. Paul and Minneapolis Metro Area

The HIT has invested over $400 million in the St. Paul and Minneapolis metro area over the last 10 years, building or preserving over 4,200 units of housing in 32 projects and generating more than 3,800 jobs for members of the local building and construction trades unions. Two recent projects are West Side Flats in St. Paul and City Walk Apartments in Minneapolis.

West Side Flats Apartments, St. Paul, MN

The HIT committed $23.5 million toward constructing the West Side Flats Apartments, a $31 million mixed-income housing development on the edge of downtown St. Paul.  The HIT investment will help build a five-story building with 178 market rate and affordable housing units, heated underground parking, and ground-floor retail and commercial space.

West Side Flats Apartments is now the second HIT-financed development project underway in the St. Paul downtown area.  Construction is also ongoing at the site of the $62.5 million Penfield mixed-use complex in the city’s Fitzgerald Park neighborhood, which has $40.9 million in financing from the HIT.  HIT financing is serving as a catalyst for redevelopment in downtown St. Paul, helping bring quality housing, good jobs, and other needed services to the community.   The West Side Flats project is expected to generate approximately 160 union construction jobs.

City Walk Apartments, Minneapolis, MN

The HIT is helping to finance the construction of City Walk Apartments in Minneapolis with the purchase of a  $15.7 million Ginnie Mae security. This $20 million project is in the heart of Uptown, a high-density commercial and residential district of Minneapolis that has seen significant development over the past few years. The apartments will be located near another HIT-financed development, the $13 million Solhem Apartments, completed in 2009.

City Walk’s six-story building will have 92 housing units, underground parking, and a ground floor restaurant and retail space fronting a new public pedestrian plaza.  The City Walk project is expected to generate over 100 jobs for members of the local building and construction trades unions.

Conclusion

The AFL-CIO Housing Investment Trust is one of the oldest socially responsible investment funds in the U.S.  The HIT embraces “triple bottom line investing.”  As a steward of union and public employee pension capital, the HIT is committed to producing (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) good jobs for union members; and (3) more livable communities, with high quality affordable housing and a sustainable environment.

From 1965 through December 2012, the HIT and its predecessor fund have committed over $6.6 billion to finance projects in communities across the U.S. Together with its Building America subsidiary, which has provided $68.1 million in New Markets Tax Credits to finance projects since 2011, the HIT has financed over 105,900 housing and healthcare units, including more than 65,800 affordable housing units, thereby enhancing the nation’s stock of affordable housing and revitalizing communities coast to coast.  HIT and Building America projects regularly promote responsible urban development, transit-oriented development, affordable housing construction and preservation, adaptive reuse of older structures, and an environmentally friendly design.  The 100% union labor requirement has generated approximately 73,500 union construction jobs – jobs that pay family-supporting wages, provide health and retirement security, contribute to the economic base of the communities where union members live and work, and foster economic growth beyond the communities where the projects are located.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments and position the HIT well for the future.  Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The construction-related multifamily securities that are the HIT’s focus remain attractive investments at this time.

The outlook for the HIT is also bright because of the projected increase in the need to build and rehabilitate multifamily rental housing. Demand for apartments is likely to exceed supply for a number of years due to somewhat limited credit availability for average single family homebuyers, continued weakness in the housing and labor markets despite some improvement, and expected growth in household formation.  These factors should result in increased demand for construction of multifamily buildings. Further, aging multifamily dwellings, many in dense urban markets, require rehabilitation to prolong their useful lives.

The HIT is well-positioned to continue to offer competitive returns for Taft-Hartley and public employee pension plan investors.  With a strong pipeline of prospective projects and robust rental housing demand going forward, the HIT should have opportunities for a number of years to invest in securities that offer attractive relative value.  Low inflation expectations, a significant yield advantage to the benchmark, and diversification from corporate bonds and equities make the HIT an attractive fixed-income investment. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and economic stimulus.

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union jobs, affordable housing, and community development.

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.
Senior Vice President & Managing Director
 of Marketing
National, Northeast and Mid-Atlantic Accounts
(202) 467-2546
lwhite@aflcio-hit.com

Emily Johnstone
Regional Marketing Director
Western Accounts
(415) 640-5204
ejohnstone@aflcio-hit.com

Julissa Servello
Marketing Coordinator
(202) 467-2544
jservello@aflcio-hit.com

Paul Sommers
Regional Marketing Director
Midwest Accounts
(937) 604-9681
psommers@aflcio-hit.com

Kevin Murphy
Regional Marketing Director
 (202) 467-2551
kmurphy@aflcio-hit.com

Debbie Cohen
Chief Development Officer
 (202) 467-2591
dcohen@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2012, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com